CITY NATIONAL ROCHDALE FUNDS

CORPORATE BOND FUND

Servicing Class (CNCIX)

Class N (CCBAX)

Supplement dated December 3, 2021, to the

Summary Prospectus dated January 31, 2021

Effective immediately, the “Principal Risks of Investing in the Fund” section, beginning on page 3 of the Summary Prospectus, is updated to add the following disclosure:

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.